SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 13, 2009

China Eco-Hospitality Operations, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53416	75-3269182
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 405, 4/F., Wing Ming Industrial Centre
15 Cheung Yue Street, Cheung Sha Wan, Kowloon, Hong Kong
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(852) 61218865
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Rich I. Anslow, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” “China Eco-Hospitality” or the “Registrant” refer to China Eco-Hospitality, Inc., a Delaware corporation.

Item 1.01 Entry Into A Material Definitive Agreement

As more fully described in Item 2.01 below, we entered into a share exchange and stock purchase agreement (the “Share Exchange and Stock Purchase Agreement”) with Glorious Pie Limited (“Glorious Pie”), a British Virgin Island company, the sole shareholder of Glorious Pie (the “Glorious Pie Shareholder”) and the Representative of our investors on August 13, 2009 (the “Closing Date”). On the Closing Date, pursuant to the terms of the Agreement, we acquired all of the issued and outstanding common stock of Glorious Pie from the Glorious Pie Shareholder. In exchange, we issued to the Glorious Pie Shareholder, his designees or assigns, 10,355,000 shares of our common stock, representing approximately 82.84% of our common stock issued and outstanding after the closing of the share exchange transaction contemplated under the Share Exchange and Stock Purchase Agreement (the “Share Exchange”). In addition, pursuant to the Share Exchange and Stock Purchase Agreement, we also issued an aggregate of 332,000 shares of our common stock to 296 investors (the “Investors”) who purchased our common stock at $1.50 per share in our private offering (the “Regulation S Offering”) in reliance on Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Regulation S Offering was closed concurrently with the Share Exchange between Glorious Pie Shareholder and us. Each of the Investors designated the Representative to negotiate and enter into the Agreement on its behalf.

A copy of the Share Exchange and Stock Purchase Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by reference. All references to the Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

As a result of the closing of the Share Exchange (the “Closing”), Glorious Pie became our wholly-owned subsidiary. Our directors have approved the Share Exchange and Stock Purchase Agreement and the transactions contemplated thereunder. The director and shareholder of Glorious Pie have also approved the Agreement and the transactions contemplated thereunder.

This transaction is more fully described in Section 2.01 of this Current Report. The information therein is hereby incorporated in this Section 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

CLOSING OF SHARE EXCHANGE AGREEMENT

On August 13, 2009, we entered into a Share Exchange and Stock Purchase Agreement with Glorious Pie, the Glorious Pie Shareholder and the Representative of our Investors. At the Closing, pursuant to the terms of the Share Exchange and Stock Purchase Agreement, we acquired all of the issued and outstanding common stock of Glorious Pie from the Glorious Pie Shareholder in exchange for our issuance of 10,355,000 common shares to the Glorious Pie Shareholder (the “Exchange Shares”). The Exchange Shares represent approximately 82.84% of our common stock issued and outstanding after the Closing of the Share Exchange. Concurrently with the Share Exchange, we issued 332,000 shares of our common stock to 296 Investors who purchased our shares in the Regulation S Offering. The 332,000 common shares constitute 2.66% of our issued and outstanding common stock at the Closing.

As a result of the Share Exchange, Glorious Pie became our wholly-owned subsidiary. Our directors and shareholders have approved the Share Exchange and Stock Purchase Agreement and the transactions contemplated thereunder. The director and shareholder of Glorious Pie have also approved the Share Exchange and Stock Purchase Agreement and the transactions contemplated thereunder.

Pursuant to the Share Exchange and Stock Purchase Agreement, and as a condition to the Closing of the Share Exchange, Mr. Wong Wa Kei Anthony, the then President and Director, resigned from our board of directors and from all the office positions he held with us. Pursuant to the written consent of our majority shareholders, Mr. Tai Chi Yip was appointed to our board of directors.

In addition, pursuant to our director’ resolution on the Closing Date, and subject to the terms and conditions of the Share Exchange and Stock Purchase Agreement, Mr. Tai Chi Yip was appointed as our President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

BUSINESS OF GLORIOUS PIE

Business Overview

Glorious Pie was incorporated on June 12, 2006 in the British Virgin Islands under the International Business Companies Act of the British Virgin Islands. Glorious Pie is engaged in developing its Eco-Hospitality Operations (“ECHOO”) model in the areas of hospitality facilities and large scale landscape architecture and engineering.  Glorious Pie is specialized on providing greenery services to greenery construction projects in China, including, but not limited to, design advice, trading and quality control service of seed, provision of seedling and performance arrangement of greenery engineering and plantation.

ECHOO is a business model developed on a green theory (the “Green Theory”) created by Glorious Pie. The Green Theory is based on the ground of two (2) green philosophies, namely the Neo Tai Chi and Magic of Duality.  Glorious Pie implements the business model in two approaches – Connected Environmental Betterment Approach (CEBA) and Hospitality Investment and Management Approach (HIMA).

CEBA and HIMA represent two (2) different ways to market the green and harmonious vision of Glorious Pie to the wide public and single individual. The Neo Tai Chi is the core value of ECHOO model of Glorious Pie. The classic Tai Chi concept is about maintaining the harmony between two opposite extremes, namely yin and yang. The essence of the Tai Chi concept is that any pairs of opposite extremes on earth can coexist in harmony as long as the two extremes are not positioned to directly confront each other. The Neo Tai Chi emphasizes the harmony co-existence between humanity and nature.  Magic of Duality concept is an extension of the Neo Tai Chi concept.  The humanity and nature are a duality of dominating vitality on the planet, and each of them can maintain sustainability only when the two can co-exist.

Services ---CEBA and HIMA Approaches

CEBA Approach

The CEBA approach was developed upon the belief that in order to achieve the state of harmony between humanity and nature, people should return to the basics, such as the living facilities in daily life. Therefore, Glorious Pie invests and operates or co-operate with landscape engineering companies to provide service, expertise and consultancy in order to develop greenery projects in an ECHOO way. Glorious Pie applies the CEBA approach in the following three major aspects.

Plantation

•
Advise and provide suitable and appropriate types and species of plantation based upon the specific condition of a space lot in both aesthetic and functionality terms, and provide plantation seedlings.

Site Development and Beautification

•	Provide consulting services for development projects on sites, such as green land of residential areas, governmental facilities, institutions, or barren slopes, and provide plantation seedlings;

•	Advice on the overall landscape architecture and engineering, including covered walkway, river and lake beautification, bridge and pavilion constructions, etc.

River/Highway Ecology

•	Provide roadside plantation engineering projects for both aesthetic and functional purposes.

•
Achieve the functionality of plantation on sides and between roads and highways of wind- and/or sand-breakers, alleviating the green-house effect, lowering daily temperature difference, blocking sand and other suspensions in air migration and reducing pollution.

HIMA Approach

Glorious Pie invests in potential 3- or 4-star hotels, clubhouses, resorts and real estate to achieve the purpose of developing ECHOO. Glorious Pie searches through the market to identify potential hospitality projects. After identifying a hospitality project, we will set up customized development plan package. Glorious Pie applies the HIMA Approach in the following three major aspects:

ECHOO Accommodations

•
Business investment and management, and operation consulting services in underperformed and/or mismanaged hotels ranging from 3- to 4- stars through re-positioning and re-branding with the strong presence of ECHOO elements.

Efficient Energy/Operations

•
In order to protect the environment and develop sustainability, we introduce a series of energy saving program, project and systems to hospitality providers, such as hotels and clubhouses to reduce energy consumption.

Indoctrination of ECHOO

•	Disseminate the value of ECHOO through investment, operations, and services.

Market Opportunity

There has been increasing demand on environmental protection as the PRC government advocates the importance of environmental protection and the citizen wants more green area in our living and working space.

We have successfully run our eco- hospitality business in Dongguan City, one of the fastest growing cities in Guangdong Providing, China, as the initial market for our implementation of ECHOO business model in China since our incorporation in 2006. There is a huge market capacity in China for ECHOO business model to grow because there is increasing demand for cost-efficient services and the PRC government has paid more attention to the importance of environmental protection.

Guangdong Province was one of the areas that have a long history of cross-broad trading and transactions. Since the implementation of the open door policy by the PRC government in the 1980s, Guangdong Province has undergone a dramatic development and evolution. Economic boost, and industry development, however, have caused serious air pollution and massive nature destruction, which calls for greenery and environmental services.  Our HIMA and CEBA approaches are tailored to meet this market and social demand. With our experience and expertise, we can satisfy the market need in green accommodation construction or refurbishment demanded from private sector and China government.

Targeted customers

We focus on investing in potential greenery projects in main cities in China like Guangdong and Shanghai. Property developers, hotel owners and commercial buildings owners are the targeted customers of our HIMA approach, whereas government departments and private land developers are the targets for our implementation of the CEBA approach.

Competition

We are in a market with comparatively low competition because this is a brand new market. We are the first company engaged in helping low-rank hotels to achieve environmental friendliness. For landscape engineering project, although there are several similar business providers in the industry, we are favored by local governments thanks to your professional landscaping knowledge and ability to invest in resources and labor.

After our business model was put into operations, a few of new competitors have entered into the market, and our management believes that more companies will enter into this market in the future. However, the management believes that with our strong local connections and professional services, we can sustain and increase our compatibility in the market.

Employee

Currently, we have 30 full-time employees and 300 part-time employees. We have no employment agreements with any of our employees.

DESCRIPTION OF PROPERTY

China Eco-Hospitality has its principal executive office located at Room 405, 4/F., Wing Ming Industrial Centre 15 Cheung Yue Street, Cheung Sha Wan, Kowloon, Hong Kong.

Glorious Pie has its principal executive office is located at Rm 3601, the Centre, Queen’s Road no.99, Central, Hong Kong.

LEGAL PROCEEDING

China Eco-Hospitality

To our best knowledge, there are no pending and threatened legal proceedings to which we are a party or in which any of our director, officer or affiliate is a party.

Glorious Pie

To date, there has been no pending or threatened legal proceeding against Glorious Pie or any of its director, officer or affiliate.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business

WE HAVE LIMITED OPERATING HISTORY AND FACE MANY OF THE RISKS AND DIFFICULTIES FREQUENTLY ENCOUNTERED BY DEVELOPMENT STAGE COMPANY.

We have limited operating history for investors to evaluate the potential of our business development. We face many of the risks and difficulties inherent in introducing new products and services. These risks include the ability to:

·        Increase awareness of our brand name;
·        Develop effective business plan;
·        Meet customer standard;
·        Implement advertising and marketing plan;
·        Attain customer loyalty;
·        Maintain current strategic relationships and develop new strategic relationships;
·        Respond effectively to competitive pressures;
·        Continue to develop and upgrade our service; and
·        Attract, retain and motivate qualified personnel.

WE NEED ADDITIONAL CAPITAL TO DEVELOP OUR BUSINESS.

The development of our services will require the commitment of substantial resources to increase our advertising and marketing of our business. In addition, substantial expenditures will be required to enable us to conduct existing and planned business research, design, development and marketing of our existing services. Currently, we have no established bank-financing arrangements. Therefore, it is likely we would need to seek additional financing through subsequent future private offering of our equity securities, or through strategic partnerships and other arrangements with corporate partners.

We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us. The sale of additional equity securities could result in dilution to our stockholders. The occurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financing covenants that would restrict our operations. If adequate additional financing is not available on acceptable terms, we may not be able to implement our business development plan or continue our business operations.

WE MAY NOT BE ABLE TO BUILD OUR BRAND AWARENESS.

Development and awareness of our brand will depend largely upon our success in increasing our customer base. In order to attract and retain customers and to promote and maintain our brand in response to competitive pressures, management plans to gradually increase our marketing and advertising budgets. If we are unable to economically promote or maintain our brand, our business, results of operations and financial condition could be severely harmed.

OUR CURRENT BUSINESS OPEARTIONS RELY HEAVILY UPON OUR KEY EMPLOYEE, MR. TAI CHI YIP.

We have been heavily dependent upon the expertise and management of Mr. Tai Chi Yip, our Chief Executive Officer, and our future performance will depend upon his continued services. The loss of the services of Mr. Tai’s services could seriously interrupt our business operations. We have neither entered into a written employment agreement with Mr. Tai, nor do we maintain key life insurance on him.  Although Mr. Tai does not indicate any intention of leaving us, the loss of his service for any reason could have a very negative impact on our ability to fulfill our business plan and to carry out existing operations.

OUR FUTURE GROWTH MAY REQUIRE RECRUITMMENT OF QUALIFIED EMPLOYEES.

In the event of our future growth in administration, marketing, customer service, we may have to increase the depth and experience of our management team by adding new members. Our future success will depend to a large degree upon the active participation of our key officers and employees. There is no assurance that we will be able to employ qualified persons on acceptable terms. Lack of qualified employees may adversely affect our business development.

WE MAY ENCOUNTER INCREASING COMPETITION IN THE FUTURE.

Currently, we are in a market with comparatively low competition because this is a brand new market. However, after our business model was put into operations, a few of new competitors have entered into the market, and our management believes that more companies will enter into this market. As a result, we may encounter increasing competition in the future.

WE MAY INCUR SIGNIFICANT COSTS TO BE A PUBLIC COMPANY TO ENSURE COMPLIANCE WITH U.S. CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS AND WE MAY NOT BE ABLE TO ABSORB SUCH COSTS.

We may incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs. In addition, we may not be able to absorb these costs of being a public company which will negatively affect our business operations.

THE LACK OF PUBLIC COMPANY EXPERIENCE OF OUR MANAGEMENT TEAM COULD ADVERSELY IMPACT OUR ABILITY TO COMPLY WITH THE REPORTING REQUIREMENTS OF U.S. SECURITIES LAWS.

Our management team lacks public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by Sarbanes-Oxley Act of 2002. Our senior management has never had responsibility for managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may not be able to implement programs and policies in an effective and timely manner that adequately respond to such increased legal, regulatory compliance and reporting requirements, including the establishing and maintaining internal controls over financial reporting.  Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our ability to comply with the reporting requirements of the Securities Exchange Act of 1934 which is necessary to maintain our public company status. If we were to fail to fulfill those obligations, our ability to continue as a U.S. public company would be in jeopardy in which event you could lose your entire investment in our company.

Risks Related To Doing Business in China

CHANGES IN CHINA’S POLITICAL OR ECONOMIC SITUATION COULD HARM US AND OUR OPERATIONAL RESULTS.

Economic reforms adopted by the Chinese government have had a positive effect on the economic development of the country, but the government could change these economic reforms or any of the legal systems at any time.  This could either benefit or damage our operations and profitability.  Some of the things that could have this effect are:

•	level of government involvement in the economy;

•	control of foreign exchange;

•	methods of allocating resources;

•	balance of payments position;

•	international trade restrictions; and

•	international conflict.

The Chinese economy differs from the economies of most countries belonging to the Organization for Economic Cooperation and Development, or the OECD, in many ways.  The economic reforms in China have been conducted under a tight grip of the Chinese government.  As a result of these differences, we may not develop in the same way or at the same rate as might be expected if the Chinese economy were similar to those of the OECD member countries.

OUR BUSINESS IS LARGELY SUBJECT TO THE UNCERTAIN LEGAL ENVIRONMENT IN CHINA AND YOUR LEGAL PROTECTION COULD BE LIMITED.

The Chinese legal system is a civil law system based on written statutes.  Unlike common law systems, it is a system in which precedents set in earlier legal cases are not generally used.  The overall effect of legislation enacted over the past 20 years has been to enhance the protections afforded to foreign invested enterprises in China.  However, these laws, regulations and legal requirements are relatively recent and are evolving rapidly, and their interpretation and enforcement involve uncertainties.  These uncertainties could limit the legal protections available to foreign shareholders, such as the right of foreign invested enterprises to hold licenses and permits such as requisite business licenses.  Because most of our officers and directors, after the Share Exchange, will reside outside of the United States, it may be difficult, if not impossible, to acquire jurisdiction over those persons if a lawsuit is initiated against us and/or our officers and directors by a shareholder or group of shareholders in the United States.  Also, because our officers will likely be residing in the PRC at the time such a suit is initiated, achieving service of process against such persons would be extremely difficult.  Furthermore, because the majority of our assets are located in the PRC it would also be extremely difficult to access those assets to satisfy an award entered against us in United States court.  Moreover, we have been advised that the PRC does not have treaties with the United States providing for the reciprocal recognition and enforcement of judgments of courts.

THE CHINESE GOVERNMENT EXERTS SUBSTANTIAL INFLUENCE OVER THE MANNER IN WHICH WE MUST CONDUCT OUR BUSINESS ACTIVITIES.

China only recently has permitted provincial and local economic autonomy and private economic activities and, as a result, we are dependent on our relationship with the local government in the province in which we operate our business.  Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership.  Our ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, import and export tariffs, environmental regulations, land use rights, property and other matters.  We believe that our operations in China are in material compliance with all applicable legal and regulatory requirements.  However, the central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations.  Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

FUTURE INFLATION IN CHINA MAY INHIBIT OUR ACTIVITY TO CONDUCT BUSINESS IN CHINA.

In recent years, the Chinese economy has experienced periods of rapid expansion and high rates of inflation.  During the past ten years, the rate of inflation in China has been as high as 20.7% and as low as -2.2%.  These factors have led to the adoption by Chinese government, from time to time, of various corrective measures designed to restrict the availability of credit or regulate growth and contain inflation.  While inflation has been more moderate since 1995, high inflation may in the future cause Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China, and thereby harm the market for our products.

WE MAY HAVE DIFFICULTY ESTABLISHING ADEQUATE MANAGEMENT, LEGAL AND FINANCIAL CONTROLS IN THE PRC.

The PRC historically has been deficient in Western style management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems.  We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in the PRC.  As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

CHANGES IN FOREIGN EXCHANGE REGULATIONS IN THE PRC MAY AFFECT OUR ABILITY TO PAY DIVIDENDS IN FOREIGN CURRENCY OR CONDUCT OTHER FOREIGN EXCHANGE BUSINESS.

Renminbi, or RMB, is not a freely convertible currency currently, and the restrictions on currency exchanges may limit our ability to use revenues generated in RMB to fund our business activities outside the PRC or to make dividends or other payments in United States dollars. The PRC government strictly regulates conversion of RMB into foreign currencies.  Over the years, foreign exchange regulations in the PRC have significantly reduced the government’s control over routine foreign exchange transactions under current accounts.  In the PRC, the State Administration for Foreign Exchange, or the SAFE, regulates the conversion of the RMB into foreign currencies.  Pursuant to applicable PRC laws and regulations, foreign invested enterprises incorporated in the PRC are required to apply for “Foreign Exchange Registration Certificates.”  Currently, conversion within the scope of the “current account” (e.g. remittance of foreign currencies for payment of dividends, etc.) can be effected without requiring the approval of SAFE.  However, conversion of currency in the “capital account” (e.g. for capital items such as direct investments, loans, securities, etc.) still requires the approval of SAFE.

Risk Relating to Our Capital Stock

WE MAY NEVER PAY ANY DIVIDENDS TO SHAREHOLDERS.

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

OUR CONTROLLING SECURITY HOLDER MAY TAKE ACTIONS THAT CONFLICT WITH YOUR INTERESTS.

Mr. Tai beneficially owns approximately 82.84% of our capital stock with voting rights.  In this case, he will be able to exercise control over all matters requiring stockholder approval, including the election of directors, amendment of our certificate of incorporation and approval of significant corporate transactions, and they will have significant control over our management and policies. The directors elected or to be elected by our controlling security holder will be able to significantly influence decisions affecting our capital structure. This control may have the effect of delaying or preventing changes in control or changes in management, or limiting the ability of our other security holders to approve transactions that they may deem to be in their best interest. For example, our controlling security holder will be able to control the sale or other disposition of our operating businesses and subsidiaries to another entity.

OUR COMMON STOCK IS CONSIDERED PENNY STOCKS, WHICH MAY BE SUBJECT TO RESTRICTIONS ON MARKETABILITY, SO YOU MAY NOT BE ABLE TO SELL YOUR SHARES.

If our common stock becomes tradable in the secondary market, we will be subject to the penny stock rules adopted by the SEC that require brokers to provide extensive disclosure to their customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our common stock, which in all likelihood would make it difficult for our shareholders to sell their securities.

Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). Penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The broker-dealer must also make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security that becomes subject to the penny stock rules. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. These requirements may restrict the ability of broker-dealers to sell our common stock and may affect your ability to resell our common stock.

THERE IS NO ASSURANCE OF A PUBLIC MARKET OR THAT OUR COMMON STOCK WILL EVER TRADE ON A RECOGNIZED EXCHANGE. THEREFORE, YOU MAY BE UNABLE TO LIQUIDATE YOUR INVESTMENT IN OUR STOCK.

There is no established public trading market for our common stock. Our shares have not been listed or quoted on any exchange or quotation system. There can be no assurance that a market maker will agree to file the necessary documents with FINRA, which operates the OTCBB, nor can there be any assurance that such an application for quotation will be approved or that a regular trading market will develop or that if developed, will be sustained. In the absence of a trading market, an investor may be unable to liquidate their investment.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

We make forward-looking statements in Management’s Discussion and Analysis of Financial Condition and Results of Operations and elsewhere in this report based on the beliefs and assumptions of our management and on information currently available to us. Forward-looking statements include information about our possible or assumed future results of operations which follow under the headings “Business and Overview,” “Liquidity and Capital Resources,” and other statements throughout this report preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions.

Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in these forward-looking statements, including the risks and uncertainties described below and other factors we describe from time to time in our periodic filings with the U.S. Securities and Exchange Commission (the “SEC”). We therefore caution you not to rely unduly on any forward-looking statements. The forward-looking statements in this report speak only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

COMPANY OVERVIEW

Glorious Pie was incorporated on June 12, 2006 in the British Virgin Islands under the International Business Companies Act of the British Virgin Islands. Glorious Pie is engaged in developing its ECHOOCCc model in the areas of hospitality facilities and large scale landscape architecture and engineering.  Glorious Pie is specialized on providing greenery services to greenery construction projects in China, included, but not limited to, design advice, trading and quality control service of seed, provision of seedling and performance arrangement of greenery engineering and plantation.

ECHOO is a business model developed on a Green Theory created by Glorious Pie. The Green Theory is based on the ground of two (2) green philosophies, namely the Neo Tai Chi and Magic of Duality.  Glorious Pie implements the business model in two approaches – Connected Environmental Betterment Approach (CEBA) and Hospitality Investment and Management Approach (HIMA).

CEBA and HIMA represent two (2) different ways to market the green and harmonious vision of Glorious Pie to the wide public and single individual. The Neo Tai Chi is the core value of ECHOO model of Glorious Pie. The classic Tai Chi concept is about maintaining the harmony between two opposite extremes, namely yin and yang. The essence of the Tai Chi concept is that any pairs of opposite extremes on earth can coexist in harmony as long as the two extremes are not positioned to directly confront each other. The Neo Tai Chi emphasizes the harmony co-existence between humanity and nature.  Magic of Duality concept is an extension of the Neo Tai Chi concept.  The humanity and nature are a duality of dominating vitality on the planet, and each of them can maintain sustainability only when the two can co-exist.

Services ---CEBA and HIMA Approaches

CEBA Approach

The CEBA approach was developed upon the belief that in order to achieve the state of harmony between humanity and nature, people should return to the basics, such as daily lives. The living facilities are one of the basics. Therefore, Glorious Pie invests and operate or co-operate with landscape engineering companies to provide service, expertise and consultancy in order to develop greenery projects in an ECHOO way. Glorious Pie applies the CEBA approach in the following three major aspects.

Plantation

•
Advise and provide suitable and appropriate types and species of plantation based upon the specific condition of a space lot in both aesthetic and functionality terms, and provide plantation seedlings.

Site Development and Beautification

•	Provide consulting services for development projects on sites, such as green land of residential areas, governmental facilities, institutions, or barren slopes, and provide plantation seedlings;

•	Advice on the overall landscape architecture and engineering, including covered walkway, river and lake beautification, bridge and pavilion constructions, etc.

River/Highway Ecology

•	Provide roadside plantation engineering projects for both aesthetic and functional purposes.

•
Achieve the functionality of plantation on sides and between roads and highways of wind- and/or sand-breakers, alleviating the green-house effect, lowering daily temperature difference, blocking sand and other suspensions in air migration and reducing pollution.

PLAN OF OPERATIONS

Below are the milestones (on a quarterly basis, post-merger) that Glorious Pie is basing its projections of positive cash flow on, as well as assumptions regarding Glorious Pie’s capital formation needs.

Glorious Pie will continue to publicize its brand “ECHOO” in China as the leader in eco-living area construction.

First Quarter:

•	Complete initial capital raise of $5 million

•
For HIMA approach, Glorious Pie would continue to seek property owners for cooperation. GP would start to expand the business in another city – Guangzhou, which is another fasting developing cities in China.

•	For CEPA approach, supported by the fund raised, Glorious Pie plan to take up more financing projects from PRC government in Dongguan City.

•	Glorious Pie will also continue to increase its competitive advantages through recruiting more experience engineers and sales.

Second Quarter:

•
For HIMA approach, Glorious Pie will start to expand its business out of Guangdong province. The first city that Glorious Pie would expand out of the province would be Shanghai, which is one of the cities attracting substantial inbound and outbound tourists.

•	For CEPA approach, Glorious Pie will also expand its businesses in Shanghai. There is a high demand from Shanghai government to do landscaping in public infrastructure.

•	Glorious Pie will launch more marketing events for the cities mentioned above to promote its brand and attract more businesses.

Third Quarter:

•	If the cash flow from the last two quarters start to Glorious Pie, Glorious Pie will have more resources to further expand its business for both HIMA and CEPA approaches in Shanghai.

•	Glorious Pie will start to promote its brand in another wealthy and popular tourism city – Qinghai.

Fourth Quarter:
•

Glorious Pie will leverage the ECHOO brand to explore more eco-hospitality management projects with different segments (e.g. commercial building, factory), as this offers a continuous and sustainable management and maintenance income to the company.

RESULT OF OPERATIONS

The following table sets forth the results of Glorious Pie’s operations for the fiscal year ended June 30, 2008 and 2007 as restated .

	Year ended	For the period from June 12, 2006 (Date of incorporation)
	June 30, 2008	To June 30, 2007
	$	$

Service income	9,282,281	6,449,915
Cost of services	(3,942,076)	(2,802,082)
Gross profit	5,340,205	3,647,833
General and administrative expenses	(28,611)	(24,990)
Income before taxation	5,311,594	3,622,843
Income tax	-	-
Net income	5,311,594	3,622,843
Other comprehensive income - Foreign currency translation adjustments	698,890	90,904
Total comprehensive income	6,010,484	3,713,747

Gross Profit. For fiscal year ended June 30, 2008 as compared to the fiscal year ended June 30, 2007, Glorious Pie generated gross profit of $5,340,205 and $3,647,833, respectively, reflecting an increase of approximately 46.3%. The increase in gross profit was the result of increase in service income.

Cost of Services. Glorious Pie’s cost of services for the fiscal year ended June 30, 2008 was $3,942,076 as compared to $2,803,082 for fiscal year ended June 30, 2007, an increase of 40.6%, which was the result of increase in construction cost.

General and administrative expenses. Glorious Pie incurred general and administrative expenses of $ 28,611 for the fiscal year ended June 30, 2008, an increase of $ 3,621 or 12.6%, compared to $24,990 for the fiscal year ended June 30, 2007. The increase in general and administrative expenses was the result of increase in staff travel expense.

Net Income. Glorious Pie had net income of $ 5,311,594 for the fiscal year ended June 30, 2008 as compared to $ 3,622,843 for the fiscal year ended June 30, 2007, an increase of 46.6%. The increase in our net income was the result of increase in revenue.

The following table sets forth the results of Glorious Pie’s operations for the nine months ended March 31, 2009 and 2008 as restated .

	Nine Months ended	Nine Months ended
	March 31, 2009	March 31, 2008
	$	$

Service income	8,647,436	6,834,655
Cost of services	(3,906,102)	(2,876,493)
Gross profit	4,741,334	3,958,162
General and administrative expenses	(53,353)	(22,340)
Income before taxation	4,687,981	3,935,822
Income tax	(264,161)	-
Net income	4,423,820	3,935,822
Other comprehensive income - Foreign currency translation adjustments	15,460	521,920
Total comprehensive income	4,439,280	4,457,742

Gross Profit. For nine months ended March 31, 2009 as compared to the nine months ended March 31, 2008, Glorious Pie generated gross profit of $4,741,334 and $3,958,162, respectively, reflecting an increase of approximately 19.8%. The increase in gross profit was the result of increase in service income.

Cost of Services. Glorious Pie’s cost of services for the nine months ended March 31, 2009 was $3,906,102 as compared to $2,876,493 or nine months ended March 31, 2008 an increase of 35.8%, which was the result of increase construction cost.

General and administrative expenses. Glorious Pie ncurred general and administrative expenses of $53,353 for nine months ended March 31, 2009, an increase of $ 31,013 or 239.8%, compared to $22,340_for the nine months ended March 31, 2008. The increase in general and administrative expenses was the result of increase in staff cost.

Net Income. Glorious Pie had net income of $ 4,423,820 for the nine months ended March 31, 2009 as compared to $3,935,822 for the nine month ended March 31, 2008, an increase of 12.4%. The increase in our net income was the result of increase in revenue.

Liquidity and Capital Resources

Glorious Pie is a development stage company. As of March 31, 2009, Glorious Pie has incurred an accumulated net income of $9,507,571. At March 31, 2009, Glorious Pie had cash and cash equivalents of $706,302 as compared to cash and cash equivalents of $364,485 as of June 30, 2008.  Management is trying to raise additional capital through sales of common stock, as well as seeking financing from third parties.

	For the period from April 1, 2008 to March 31, 2009	For the year ended June 30, 2008

Net Cash Provided by Operating Activities	1,081,758	3,267,726

Net Cash (Used) by Investment Activities	(11,093)	(90,145)

Net Cash (Used) by Financing Activities	(729,827)	(3,177,581)

Net Increase / (Decrease) in Cash	340,838	-

Effect of Foreign Currency Transaction	979	36,056

Cash, Beginning of Period	364,485	328,429

Cash, End of Period	$706,302	364,485

MANAGEMENT

Appointment of New Officers and Directors

In connection with the Share Exchange Transaction, our then sole officer and director resigned and we appointed one (1) new director to our board and one (1) new officer.

The following table sets forth the names, ages, and positions of our new sole officer and director as of the Closing Date. Our executive officers are elected annually by our board of directors. Each executive officer holds his office until he resigns, is removed by our board, or his successor is elected and qualified. Directors are elected annually by our stockholders at the annual meeting. Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

Name	Age	Position
Tai Chi Yip	27	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director

The following summarizes the occupation and business experience for our officers, directors, key employees and advisory board:

Tai Chi Yip, 27, Director, Chief Executive Officer and Chief Financial Officer
Mr. Tai is the Chief Executive Officer and founder of Glorious Pie. He is primarily in charge of day to day corporate strategy, corporate planning and overall management of Glorious Pie. Mr. Tai has profound experience in the finance industry including experience in HSBC and Procter & Gamble (P&G) as a Financial Analyst. He holds a bachelor’s degree in Economics and Finance from the Hong Kong University of Science and Technology.

Employment Agreements

To date, we have no employment contract with any of our officer and director.

Family Relationships

None.

Conflicts of Interest

From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate. These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with ours with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated. Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities.

Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities. We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

EXECUTIVE COMPENSATION

CHINA ECO-HOSPITALITY COMPENSATION SUMMARY

Summary Compensation Table

The following table shows for the periods ended December 31, 2008 and 2007, compensation awarded to or paid to, or earned by, our officers and directors.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wong Wa Kei Anthony President & Director	2008	--	--	--	--	--	--	$1(1)	$1

(1)	We issued 100,000 shares of our common stock, par value $0.00001 per share, as the founder shares to Mr. Wong as compensations for the services he rendered in connection with our incorporation.

Outstanding Equity Awards

Our director and officer do not have unexercised options, stock that has not vested, or equity incentive plan awards.

Compensation of Director

Our director does not receive compensation for his services as director.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There is no employment or other contracts or arrangements with officer or director. There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers, directors or consultants that would result from the resignation, retirement or any other termination of such directors, officers or consultants from us. There are no arrangements for directors, officers, employees or consultants that would result from a change-in-control.

GLORIOUS PIE COMPENSATION SUMMARY

Summary Compensation Table

The following table shows for the periods ended June 30, 2009 and June 30, 2008, compensation awarded to or paid to, or earned by, our officer and director.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Tai Chi Yip	2008	1							1
Chief Executive Officer	2007	1							1

Outstanding Equity Awards

Our officer and director do not have unexercised options, stock that has not vested, or equity incentive plan awards.

Compensation of Directors

Our director does not receive compensation for their services as directors.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There is no employment or other contracts or arrangements with officer or director. There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers, directors or consultants that would result from the resignation, retirement or any other termination of such directors, officers or consultants from us. There are no arrangements for directors, officers, employees or consultants that would result from a change-in-control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Pre-Closing

Beneficial Ownership of Holdings

The following table sets forth prior to the closing of the share exchange, as of August 12, 2009, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Wong Wa Kei Anthony	Common Stock	354,166	19.54%
Wong Ka Hing Aurona	Common Stock	354,167	19.54%
Wong Ying Hung Bernedette	Common Stock	354,167	19.54%
Wong Pak Fai, Phillip	Common Stock	625,000	34.38%
Leung Man Kit, Brian	Common Stock	125,000	6.89%

Notes:

(1)
Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Based on 1,812,500 shares of common stock issued and outstanding prior to the closing.

Post-Closing

The following table sets forth certain information regarding our common stock beneficially owned on August 13, 2009, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, after the closing of the Exchange Agreement.

Name	Number of Shares Beneficially Owned	Percent of Shares (1)
Tai Chi Yip	10,355,000	82.84%
Wong Pak Fai, Phillip	625,000	5%
Officer and Directors as a Group	10,355,000	82.84%

(1)	Based upon 12,500,000 shares of common stock issued and outstanding as of August 13, 2009

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

China Eco-Hospitality

On July 17, 2008, we issued Wong Wa Kei Anthony, our then President and Director 100,000 shares of our common stock, at par value $0.00001 per shares, as the founder shares as compensation for the services that Mr. Wong rendered in connection with our incorporation.

On August 12, 2009, we issued Mr. Wong 254,166 shares of our common stock, at par value $0.00001 per share, as compensation for services that he rendered as our then President, Treasurer and Secretary.

On August 12, 2009, we issued Mr. Wong Pak Fai, Mr. Leung Man Kit, Ms Wong Ka Jing and Ms. Wong Wing Hung, 625,000, 125,000, 354,167, and 354,167 shares of our common stock, at par value $0.00001 per share, respectively, as compensation for consulting services they provided to us. The consulting services they provided includes, but is not limited to (1) identifying and analyzing business opportunities for our business development; (2) general business consultation on budgeting and business networking; and (3) financial accounting consultation and advisory business management services.

Glorious Pie

On June 12, 2006, Glorious issued Mr. Tai Chi Yip 99 shares of its common stock at par value as founder shares as compensations for services he rendered in connection with the incorporation.

RECENT SALES OF UNREGISTERED SECURITIES

DESCRIPTION OF SECURITIES

We are authorized to issue an aggregate of 600,000,000 shares of capital stock, of which 500,000,000 are shares of common stock, par value $0.00001 per share (the "Common Stock") and 100,000,000 are shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”). As of the date hereof, 12,500,000 shares of Common Stock and zero shares of Preferred Stock were issued and outstanding.

Common Stock

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

Preferred Stock

Our Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of Preferred Stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. Although we have no present intention to issue any shares of its authorized Preferred Stock, there can be no assurance that the Company will not do so in the future.

The description of certain matters relating to the securities of the Company is a summary and is qualified in its entirety by the provisions of the Company's Certificate of Incorporation and By-Laws, copies of which have been filed as exhibits to this Form 10.

Options

None.

Transfer Agent

Currently we have not appointed a transfer agent.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The General Corporation Law of Delaware, Section 102(b)(7) provides that directors, officers, employees or agents of Delaware corporations are entitled, under certain circumstances, to be indemnified against expenses (including attorneys’ fees) and other liabilities actually and reasonably incurred by them in connection with any suit brought against them in their capacity as a director, officer, employee or agent, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. This statute provides that directors, officers, employees and agents may also be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with a derivative suit brought against them in their capacity as a director, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable to the corporation.

 Our by-laws provide that we shall indemnify our officers and directors in any action, suit or proceeding unless such officer or director shall be adjudged to be derelict in his or her duties.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to Item 3.02 of this Current Report on Form 8-K for a description of recent sales of unregistered securities, which is hereby incorporated by reference.

Stock Issued for Services

On July 17, 2008, we issued Wong Wa Kei Anthony, our then President and Director 100,000 shares of our common stock, at par value $0.00001 per shares, as the founder shares as compensation for the services that Mr. Wong rendered in connection with our incorporation.

On August 12, 2009, we issued Mr. Wong 254,166 shares of our common stock, at par value $0.00001 per share, as compensation for services that he rendered as our then President, Treasurer and Secretary.

On August 12, 2009, we issued Mr. Wong Pak Fai, Mr. Leung Man Kit, Ms Wong Ka Jing and Ms. Wong Wing Hung, 625,000, 125,000, 354,167, and 354,167 shares of our common stock, at par value $0.00001 per share, respectively, as compensation for consulting services they provided to us. The consulting services they provided includes, but is not limitedto, (1) identifying and analyzing business opportunities for our business development; (2) general business consultation on budgeting and business networking; and (3) financial accounting consultation and advisory business management services.

These securities were issued pursuant to the exemption provided under Section 4(2) of the Securities Act. These shares of our common stock qualified for exemption since the issuance shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the shareholder had the necessary investment intent as required by Section 4(2) since she agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act   for this transaction.

Stock Issued for Cash

In connection with our private placement completed in July 2009, we issued 332,000 shares of our common stock to 297 Investors at $1.50 per share for an aggregate purchase price of $498,000.

We issued these shares in reliance on the safe harbor provided by Regulation S promulgated under the Securities Act of 1933, as amended. These Investors who received the securities represented and warranted that they are not “U.S. Person” as defined in Regulation D.

Stock Issued In Share Exchange

Pursuant to the Share Exchange Agreement on August 13, 2009, we issued 10,355,000 shares of our common stock to the Glorious Pie Shareholder in exchange for 100% of the outstanding shares of Glorious Pie. Such securities were not registered under the Securities Act. The issuance of these shares was exempt from registration pursuant to Section 4(2) of the Securities Act. We made this determination based on the representations of the Glorious Pie Shareholders which included, in pertinent part, that such shareholders were either (a) "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the Glorious Pie Shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.01 Changes in Control of Registrant.

As explained more fully in Item 2.01, pursuant to the Share Exchange and Stock Purchase Agreement, we issued 10,355,000 shares of our common stock to the Glorious Shareholder in exchange for the transfer of 100% of the outstanding shares of Glorious Pie held by the Glorious Pie Shareholder. As such, immediately following the Share Exchange Transaction, the Glorious Pie Shareholder held approximately 82.84% of the total voting power of our outstanding stock entitled to vote.

Reference is made to the disclosures set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In connection with the Closing of the Share Exchange, and as explained more fully in Item 2.01 above under the section titled “Management” and in Item 5.02 of this Current Report, Wong Wa Kei Anthony resigned from all the office positions he held with us and also resigned from our board of directors. Further, with the written consent of our majority shareholders, Mr. Tai Chi Yip was appointed to our board of directors.

Finally, effective August 13, 2009, our directors appointed the following officers:

Name	Age	Position
Tai Chi Yip	27	President, CEO, CFO, Treasurer, and Secretary

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)   Resignation of Directors

Effective August 13, 2009, Wong Wa Kei Anthony resigned from our board of directors. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(b)   Resignation of Officers

Effective August 13, 2009, Wong Wa Kei Anthony resigned as our President, Secretary and Treasurer.

(c) Appointment of Directors

Effective August 13, 2009, the following persons were appointed as members of the Board of Directors upon our satisfaction of applicable regulatory requirements, including the preparation, filing and distribution to our shareholders of a Schedule 14(f)-1 Notice to Stockholders:

Name	Age	Position
Tai Chi Yip	27	Director

Please also see the section entitled “Management” of Section 2.01 of this current report for the business experience of the new directors, whose information is herein incorporated by reference.

(d) Appointment of Officers

Effective August 13, 2009, the directors appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

Name	Age	Position
Tai Chi Yip	27	President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary

Please also see the section entitled “Management” of Section 2.01 of this current report for the business experience of the new officers, whose information is herein incorporated by reference.

e)  Employment Agreement

As of the date hereof, we do not have employment agreement with any of our officers and directors.

Item 5.06 Change in Shell Company Status

We were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Closing of the Share Exchange. As a result of the Share Exchange, Glorious Pie became our wholly owned subsidiary and became our main operational business. Consequently, we believe that the Share Exchange has caused us to cease to be a shell company. For information about the Share Exchange, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K which information is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The Audited Financial Statements of Glorious Pie Limited as of June 30, 2009 and 2008 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The Unaudited Financial Statements of Glorious Pie Limited as of March 31, 2009 and 2008 as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b)	PRO FORMA FINANCIAL INFORMATION.

None.

        (d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
2.1
Share Exchange and Stock Purchase Agreement by and among China Eco-Hospitality Operations, Inc., Glorious Pie Limited, the shareholder of Glorious Pie Limited and the Representative of the Investors of China Eco-Hospitality effective August 13, 2008

10.1	Subscription Agreement

14.1	Code of Ethics

16.1	Letter of Consent from Parker Randall CF (HK) CPA Limited

99.1	Audited Financial Statement for Glorious Pie Limited for the fiscal years ended June 30, 2008 and 2007.

99.2	Unaudited Financial Statements of Glorious Pie Limited for the nine months ended March 31, 2009.

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 14, 2009	CHINA ECO-HOSPITALITY OPERATIONS, INC.

	By:	/s/ Wong Wa Kei Anthony
Name: Wong Wa Kei Anthony
Title: President